SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              April 17, 2002
                                                 -------------------------------

                                KELLWOOD COMPANY
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                        001-07340                 36-2472410
--------------------------------------------------------------------------------
(State of other jurisdiction             (Commission           (IRS Employer
   of incorporation)                     File Number)        Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri          63017
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                     ---------------------------





                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On April 17, 2002, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1     Press Release dated April 17, 2002 issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2002

                                                   KELLWOOD COMPANY

                                                   By: /s/ Thomas H. Pollihan
                                                       -------------------------
                                                       Thomas H. Pollihan
                                                       Vice President, Secretary
                                                         and General Counsel